SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant  ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
VIASAT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

6155 El Camino Real
Carlsbad, California 92009
NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT
Dear Fellow Stockholder:
      The annual meeting of stockholders of ViaSat, Inc. will be held at the corporate offices of ViaSat at 6155 El Camino Real, Carlsbad, California on October 4, 2006 at 8:00 a.m. for the following purposes:

1. Elect two (2) directors for a three-year term to expire at the 2009 annual meeting of stockholders. Based upon the recommendation of ViaSat’s nominating and corporate governance committee, the present Board of Directors of ViaSat has nominated and recommends for election as directors the following persons:

•	Dr. Robert Johnson

•	John P. Stenbit

2. Approve the Third Amended and Restated 1996 Equity Participation Plan of ViaSat, Inc. to, among other things, increase the share reserve by 3,000,000 shares.

3. Transact any other business that may properly come before our annual meeting or any adjournment or postponement of the meeting.
      The Board of Directors has fixed the close of business on August 11, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement of the meeting.
      Accompanying this notice of annual meeting is a proxy. Whether or not you expect to attend the annual meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the annual meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.
      All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors

Mark D. Dankberg
Chairman of the Board
and Chief Executive Officer
Carlsbad, California
August 14, 2006

Your vote is important. Please vote your shares whether or not you plan to attend the meeting.

6155 El Camino Real
Carlsbad, California 92009
NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT
       The Board of Directors of ViaSat, Inc. is soliciting the enclosed proxy for use at the annual meeting of stockholders to be held on October 4, 2006 at 8:00 a.m. at the corporate offices of ViaSat, 6155 El Camino Real, Carlsbad, California.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why did you send me this proxy statement?
      We sent you this proxy statement and the enclosed proxy card because ViaSat’s Board of Directors is soliciting your proxy to vote at the 2006 annual meeting of stockholders. This proxy statement summarizes the information you need to know to vote at the annual meeting. All stockholders who find it convenient to do so are cordially invited to attend the annual meeting in person. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.
      We intend to begin mailing this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about August 17, 2006 to all stockholders of record entitled to vote at the annual meeting. Only stockholders who owned ViaSat common stock at the close of business on August 11, 2006 are entitled to vote at the annual meeting. On this record date, there were 28,576,116 shares of ViaSat common stock outstanding. Common stock is our only class of stock entitled to vote. We are also sending along with this proxy statement our 2006 fiscal year Annual Report, which includes our financial statements.
What am I voting on?
      Proposal 1: Election of Directors. The election of two (2) directors to serve a three-year term. Based upon the recommendation of ViaSat’s nominating and corporate governance committee, the present Board of Directors of ViaSat has nominated and recommends for election as directors the following persons:

•	Dr. Robert W. Johnson

•	John P. Stenbit
      Proposal 2: Approval of the Equity Plan. To consider and vote upon a proposal to approve the Third Amended and Restated Equity Participation Plan of ViaSat, Inc. (the “Equity Plan”), which, if approved, will:

•	Increase the number of shares authorized for issuance under the Equity Plan by 3,000,000 shares.

•	Reduce the term for all grants of options and stock appreciation rights from ten years to six years.

•	Require grants of restricted stock, performance awards, dividend equivalents, deferred stock and stock payments with a share purchase price less than fair market value on the date of grant be counted as the grant of two shares for every one share actually granted (for purposes of the calculating the total number of shares available for grant under the Equity Plan).

•	Further clarify the prohibition on option repricing, the exchange of an option for a lower priced option, or modifications to options where the effect would be to reduce the exercise price of an option.

•	Eliminate the ability to recycle (i.e., re-grant) shares under the Equity Plan that are delivered by the grantee or withheld by ViaSat as payment of the exercise price in connection with the exercise of an option or other award.

•	Reduce the vesting for annual option grants made to our Board of Directors from three years to one year.

•	Require that awards of restricted stock will vest no more rapidly than three years (except for restricted stock performance awards, which will vest no more rapidly than one year).

•	Add an individual award limit of 150,000 shares per fiscal year for grants of restricted stock, performance awards, dividend equivalents, deferred stock, and stock payments (except for grants made upon initial service of an employee, which have an award limit of 300,000 shares).

•	Add an individual award limit of $1.0 million per fiscal year for awards paid in cash.
How many votes do I have?
      Each share of ViaSat common stock that you own as of the close of business on August 11, 2006 entitles you to one vote.
How do I vote by proxy?
      Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend or vote at the meeting.
      If you properly complete your proxy card and send it to us in time to vote, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares will be voted as recommended by the Board of Directors.
      If any other matter is presented at the annual meeting, your proxy (one of the individuals named on your proxy card) will vote in accordance with his best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.
May I revoke my proxy?
      If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

•	You may send in another signed proxy with a later date,

•	You may notify ViaSat’s corporate secretary, Gregory D. Monahan, in writing before the annual meeting that you have revoked your proxy, or

•	You may notify ViaSat’s corporate secretary in writing before the annual meeting and vote in person at the meeting.
How do I vote in person?
      If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on August 11, 2006, the record date for voting.
Can I vote via the Internet or by telephone?
      If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.
What constitutes a quorum?
      The presence at the annual meeting, in person or by proxy, of a majority of our outstanding common stock, or approximately 14,288,059 shares, constitutes a quorum at the meeting, permitting us to conduct our business.
What vote is required to approve each proposal?
      Proposal 1: Election of Directors. The two nominees for director that receive the most votes will be elected.
      Proposal 2: Approval of Equity Plan. The approval of the amendment to the Equity Plan will require the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting.
      Voting results will be tabulated and certified by our transfer agent, Computershare Investor Services LLC.
What is the effect of abstentions and broker non-votes?
      Shares held by persons attending the annual meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present for purposes of determining the presence of a quorum. Abstentions are treated as shares present in person or by proxy and entitled to vote, so abstaining has the same effect as a negative vote for purposes of determining whether our stockholders have approved the amendment to the Equity Plan. However, because directors are elected by a plurality of votes cast, abstentions will not be counted in determining which nominees received the largest number of votes at the annual meeting.
      Shares represented by proxies that reflect a “broker non-vote” will be counted for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares. As a result, broker non-votes will not be counted for purposes of determining whether our stockholders have approved the amendment to the Equity Plan. In addition, because directors are elected by a plurality of votes cast, broker non-votes will not be counted in determining which nominees received the largest number of votes at the annual meeting.
What are the costs of soliciting these proxies?
      We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

How do I obtain an Annual Report on Form 10-K?
      If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2006 that we filed with the Securities and Exchange Commission (SEC), we will send you one without charge. Please write to:
Investor Relations
ViaSat, Inc.
6155 El Camino Real, Carlsbad, California 92009
or
ir@viasat.com

PROPOSAL 1:
ELECTION OF DIRECTORS
      Our Board of Directors is divided into three classes, with one class of our directors standing for election each year, generally for a three-year term. You are requested to vote for two nominees for director, whose terms expire at this annual meeting and who will be elected for a new three-year term and until their successors are elected and qualified. The nominees are Dr. Robert W. Johnson and Mr. John P. Stenbit.
      If no contrary indication is made, proxies in the accompanying form are to be voted for Dr. Johnson and Mr. Stenbit or in the event that Dr. Johnson or Mr. Stenbit is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board of Directors to fill the vacancy. Dr. Johnson and Mr. Stenbit are members of our present Board of Directors.
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
For a Three-Year Term Expiring at the
2009 Annual Meeting of Stockholders

Name	Age	Present Position with ViaSat

Dr. Robert W. Johnson	56	Director
John P. Stenbit	66	Director
      DR. ROBERT W. JOHNSON has been a director of ViaSat since 1986. Dr. Johnson has worked in the venture capital industry since 1980, and has acted as an independent investor since 1988. Dr. Johnson currently serves as a director of Hi/fn Inc., a publicly-held company that manufactures semiconductors and software for networking and data storage industries. Dr. Johnson holds B.S. and M.S. degrees in Electrical Engineering from Stanford University and M.B.A. and D.B.A. degrees from Harvard Business School.
      JOHN P. STENBIT has been a director of ViaSat since August 2004. From 2001 to his retirement in March 2004, Mr. Stenbit served as the Assistant Secretary of Defense for Command, Control, Communications, and Intelligence (C3I) and later as Assistant Secretary of Defense of Networks and Information Integration/ Department of Defense Chief Information Officer, the C3I successor organization. From 1977 to 2001, Mr. Stenbit worked for TRW, retiring as Executive Vice President. Mr. Stenbit was a Fulbright Fellow and Aerospace Corporation Fellow at the Technische Hogeschool, Einhoven, Netherlands. Mr. Stenbit has chaired the Science Advisory Panel to the Director for the Administrator of the Federal Aviation Administration. Mr. Stenbit currently serves on the board of directors of the following publicly-held companies: SM&A Corporation, Cogent, Inc, SI International, and Loral Space & Communications, Inc. (“Loral”). He is also on the board of directors of The Mitre Corp. a private, not-for-profit corporation. Mr. Stenbit also serves in the Defense Science Board, the Technical Advisory Group of the National Reconnaissance Office, the Advisory Board of the National Security Agency, the Science Advisory Group of the US Strategic Command and the Naval Studies Board. He also does consulting for various Government and commercial clients.
MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
Term Expiring at the 2007 Annual Meeting of Stockholders

Name	Age	Present Position with ViaSat

B. Allen Lay	71	Director
Dr. Jeffrey M. Nash	58	Director
      B. ALLEN LAY has been a director of ViaSat since 1996. From 1983 to 2001, he was a General Partner of Southern California Ventures, a venture capital company. From 2001 to the present he has acted as a consultant to the venture capital industry. Mr. Lay is currently a director of Physical Optics Corporation, a privately-held optical systems company; Oncotech, Inc., a privately-held medical diagnostic company; NPI, LLC, a privately-held developer and supplier of proprietary and patentable ingredients for dietary supple-

ments; Luminit, LLC, a privately-held light shaping film company; and Canley Lamps, LLC, a privately-held manufacturer of specialty light bulbs.
      DR. JEFFREY M. NASH has been a director of ViaSat since 1987. From 1994 until 2003, he served as President of Digital Perceptions Inc., a privately-held consulting and software development firm serving the defense, remote sensing, communications, aviation and commercial computer industries. Since September 2003, he has been President and Chairman of Inclined Plane Inc., a privately-held consulting and intellectual property development company serving the defense, communications and media industries. In addition to his role at ViaSat, Dr. Nash serves as a director of two San Diego-based companies: Pepperball Technologies, Inc., a privately-held manufacturer of non-lethal personal defense equipment for law enforcement, security and personal defense applications and REMEC, Inc., which is now in dissolution.
Term Expiring at the 2008 Annual Meeting of Stockholders

Name	Age	Present Position with ViaSat

Mark D. Dankberg	51	Chairman and Chief Executive Officer
Michael B. Targoff	61	Director
Harvey P. White	72	Director
      MARK D. DANKBERG was a founder of ViaSat and has served as Chairman of the Board and Chief Executive Officer of ViaSat since its inception in May 1986. Mr. Dankberg also serves as a director of TrellisWare Technologies, Inc., a privately-held subsidiary of ViaSat that develops advanced signal processing technologies for communication applications. Mr. Dankberg is a director and member of the Audit committee of REMEC, Inc., which is now in dissolution. Prior to founding ViaSat, he was Assistant Vice President of M/ A-COM Linkabit, a manufacturer of satellite telecommunications equipment, from 1979 to 1986, and Communications Engineer for Rockwell International Corporation from 1977 to 1979. Mr. Dankberg holds B.S.E.E. and M.E.E. degrees from Rice University.
      MICHAEL B. TARGOFF has been a director of ViaSat since February 2003. Mr. Targoff has served as chief executive officer of Loral since February 2006 and as the Vice Chairman of Loral’s Board of Directors and on the executive and Compensation and Human Resources Committees since November 2005. Mr. Targoff originally joined Loral Space & Communications Limited in 1981 and served as senior vice president and general counsel until January 1996, when he was elected President and chief operating officer of Loral. In 1998, he founded Michael B. Targoff & Co., which invests in telecommunications and related industry early stage companies. Mr. Targoff is chairman of the board and chairman of the audit committee of CPI International, Inc, a publicly-held company and a director and chairman of the audit committee of Leap Wireless International, Inc., a publicly-held company. Mr. Targoff is also chairman of the board of directors of three small private telecom companies. Prior to joining Loral in 1981, Mr. Targoff was a partner in the New York City law firm, Willkie Farr & Gallagher. Mr. Targoff holds a B.A. degree from attended Brown University and a J.D. degree from the Columbia University School of Law, where he was a Hamilton Fisk Scholar and editor of the Columbia Journal of Law and Social Problems.
      HARVEY P. WHITE has been a director of ViaSat since May 2005. Since June 2004, Mr. White has served as Chairman of (SHW)2 Enterprises, a business development and consulting firm. From September 1998 through June 2004, Mr. White served as Chairman and Chief Executive Officer of Leap Wireless International, Inc. Prior to that, Mr. White was a co-founder of QUALCOMM Incorporated where he held various positions including director, President, and Chief Operating Officer. Mr. White attended West Virginia Wesleyan College and Marshall University where he received a B.A. degree in Economics.
Board Independence
      As required under the Nasdaq Stock Market qualification standards, our Board of Directors has affirmatively determined that, with the exception of Mr. Dankberg, each of our board members is an independent director within the meaning of the applicable Nasdaq Stock Market qualification standards. Mr. Dankberg is not considered independent because he is an executive officer of ViaSat.

Board Meetings
      During the fiscal year 2006, our Board of Directors met eight times including telephonic meetings. In that year, each director attended at least 75% of the aggregate of all meetings held by our Board of Directors and all meetings held by all committees of our Board of Directors on which the director served. As required under Nasdaq Stock Market qualification standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.
Committees of the Board
      ViaSat has four standing committees: the Audit Committee, the Compensation and Human Resources Committee, the Banking/Finance Committee and the Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by the Board of Directors. A copy of each charter can be found under the Investor Relations-Corporate Governance section of our website at www.viasat.com. The members of the committees are identified in the following table.

Nominating and
		Compensation and		Corporate
	Audit	Human Resources	Banking/Finance	Governance
Director	Committee	Committee	Committee	Committee

Mark D. Dankberg			X
Dr. Robert Johnson	X			X
B. Allen Lay	Chair		X
Dr. Jeffrey Nash	X	Chair
John P. Stenbit		X		X
Michael B. Targoff			Chair	Chair
Harvey P. White	X	X

Audit Committee
      The Audit Committee of ViaSat’s Board of Directors currently consists of Dr. Johnson, Mr. Lay (chair), Dr. Nash and Mr. White. The Audit Committee met eight times (including telephonic meetings) during fiscal year 2006. All members of the Audit Committee are independent directors, as defined in the Nasdaq Stock Market qualification standards and by Section 10A of the Securities Exchange Act, as amended (the “Exchange Act”). ViaSat’s Board of Directors has determined that each of the four members of our Audit Committee is an “audit committee financial expert” as that phrase is defined under the regulations promulgated by the SEC. The Audit Committee is governed by a written charter adopted by ViaSat’s Board of Directors. A copy of the Audit Committee charter is attached as Appendix B to this Proxy Statement. The functions of the Audit Committee include:

•	meeting with ViaSat’s management periodically to consider the adequacy of its internal controls and the quality and objectivity of ViaSat’s financial reporting;

•	meeting with ViaSat’s external auditor and with internal financial personnel regarding these matters;

•	overseeing the independence and performance of ViaSat’s external auditor and recommending to ViaSat’s Board of Directors the engagement of ViaSat’s external auditor;

•	establishing procedures for the receipt, retention and treatment of complaints received by ViaSat regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing ViaSat’s audited and unaudited published financial statements and reports and discussing the statements and reports with ViaSat’s management and our external auditor, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management; and

•	reviewing ViaSat’s financial plans and reporting recommendations to ViaSat’s full Board of Directors for approval and to authorize action.
      Both ViaSat’s external auditor and internal financial personnel meet privately with the Audit Committee and have unrestricted access to this committee.

Compensation and Human Resources Committee
      The Compensation and Human Resources Committee of the Board of Directors currently consists of Dr. Nash (chair), Mr. Stenbit and Mr. White. The Compensation and Human Resources Committee met six times (including telephonic meetings) during fiscal year 2006. All members of the Compensation and Human Resources Committee are independent directors, as defined in the Nasdaq Stock Market qualification standards. The Compensation and Human Resources Committee is governed by a written charter approved by the Board of Directors. The functions of the Compensation and Human Resources Committee include:

•	reviewing and, as it deems appropriate, recommending to the Board of Directors, policies, practices and procedures relating to the compensation of directors, officers and other managerial employees and the establishment and administration of ViaSat’s employee benefit plans;

•	exercising authority under the employee benefit plans; and

•	advising and consulting with the officers regarding managerial personnel and development.

Nominating and Corporate Governance Committee
      The Nominating and Corporate Governance Committee of the Board of Directors currently consists of Dr. Johnson, Mr. Stenbit and Mr. Targoff (chair). The Nominating and Corporate Governance Committee met three times during fiscal year 2006. All members of the Nominating and Corporate Governance Committee are independent directors, as defined in the Nasdaq Stock Market qualification standards. The Nominating and Corporate Governance Committee is governed by a written charter approved by the Board of Directors. The functions of the Nominating and Corporate Governance Committee include:

•	reviewing and recommending nominees for election as directors and committee members;

•	overseeing the process for self assessment of the Board of Directors and its committees; and

•	reviewing and making recommendations to the Board of Directors regarding ViaSat’s corporate governance guidelines and procedures and considering other issues relating to corporate governance.
Director Nomination Process

Director Qualifications
      In evaluating director nominees, the Nominating and Corporate Governance Committee will consider, among other things, the following factors:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	experience in our industry;

•	experience as a board member of another publicly held company;

•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; and

•	practical and mature business judgment.
      Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other facts as it may deem are in the best interests of ViaSat and its stockholders. The Nominating and Corporate Governance Committee does, however, believe it appropriate for at least one, and, preferably, several, members of our Board of Directors to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our Board of Directors be independent as required by the Nasdaq Stock Market qualification standards.

Identification and Evaluation of Nominees for Directors
      The Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current members of our Board of Directors willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for Board of Directors service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining a new perspective. If any member of our Board of Directors does not wish to continue in service or if our Board of Directors decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominating and Corporate Governance Committee may also poll our Board of Directors and members of management for their recommendations. The Nominating and Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts. The Nominating and Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the Nominating and Corporate Governance Committee and by certain of our other independent directors and executive management. In making its determinations, the Nominating and Corporate Governance Committee evaluates each individual in the context of our Board of Directors as a whole, with the objective of assembling a group that can best perpetuate the success of ViaSat and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating and Corporate Governance Committee makes its recommendation to our Board of Directors. To date, the Nominating and Corporate Governance Committee has not relied on third-party search firms to identify candidates for the ViaSat Board of Directors. The Nominating and Corporate Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.
      The Nominating and Corporate Governance Committee will consider candidates recommended by any company stockholder who has held our common stock for at least one year and who holds a minimum of 1% of our outstanding shares. The recommending stockholder must submit to ViaSat the following in connection with recommending a candidate:

•	a detailed resumé of the recommended candidate;

•	an explanation of the reasons why the stockholder believes the recommended candidate is qualified for service on ViaSat’s Board of Directors;

•	such other information that would be required by the rules of the SEC to be included in a proxy statement;

•	the written consent of the recommended candidate;

•	a description of any arrangements or undertakings between the stockholder and the recommended candidate regarding the nomination; and

•	proof of the recommending stockholder’s stock holdings in ViaSat.
      Recommendations received by stockholders will be processed and subject to the same criteria as other candidates recommended to the nominating and corporate governance committee.
      We have not received director candidate recommendations from our stockholders.

Compensation of Directors
      Members of the Board of Directors are reimbursed for expenses actually incurred in attending meetings of the Board of Directors and its committees. Each independent director is paid an annual fee of $12,000. In addition, each independent director is paid $2,000 for participation in each regular meeting of the Board of Directors and $1,000 for participation in each committee meeting as a regular committee member, or $1,500 for participation in each committee meeting as a committee chairperson. The fee paid to each director for participation via telephone for each regular meeting or each committee meeting is one-half of the regular fee. Each independent director at the time of initial election to the Board of Directors is granted an option to purchase 15,000 shares of ViaSat common stock and on the date of each subsequent annual meeting of stockholders is granted an option to purchase 10,000 shares of ViaSat common stock.
Director Attendance at Annual Meetings
      Although ViaSat does not have a formal policy regarding attendance by members of our Board of Directors at our annual meeting, we encourage the attendance of our directors and director nominees at our annual meeting and historically more than a majority have done so. For example, all but two of our directors attended our fiscal year 2005 annual meeting.
Communications with our Board of Directors
      Stockholders seeking to communicate with our Board of Directors should submit their written comments to the General Counsel, ViaSat, Inc., 6155 El Camino Real, Carlsbad, California 92009. The General Counsel will forward such communications to each member of our Board of Directors; provided that, if in the opinion of the General Counsel it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).
Code of Ethics
      ViaSat has established a Guide to Business Conduct (Code of Ethics) that applies to its officers, directors and employees. The Code of Ethics contains general guidelines for conducting ViaSat’s business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K promulgated by the SEC. ViaSat maintains a copy of the text of the Code of Ethics on its website at www.viasat.com under the “Investor Relations-Corporate Governance” section.
Corporate Governance
      ViaSat maintains a corporate governance page on its website which includes key information about our corporate governance initiatives and practices, including copies of our Corporate Governance Guidelines, the Code of Ethics, Audit Committee Charter, Compensation and Human Resources Committee Charter, Nominating and Corporate Governance Committee Charter as well as our bylaws and corporate charter. ViaSat’s corporate governance webpage can be found on our website at www.viasat.com under the “Investor Relations-Corporate Governance” section. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide copies of these documents, free of charge, to any stockholder upon written request to Investor Relations, ViaSat, Inc., 6155 El Camino Real, Carlsbad, California 92009.

Vote Required; Recommendation of the Board of Directors
      If a quorum is present and voting at the annual meeting, the two nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee, abstentions and broker non-votes will be counted only for purposes of determining a quorum.
      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF DR. JOHNSON AND MR. STENBIT. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE ON YOUR PROXY CARD.
PROPOSAL 2:
APPROVAL OF THIRD AMENDED AND RESTATED EQUITY PARTICIPATION PLAN
      At the annual meeting, you will be asked to consider and vote upon a proposal (the “Equity Plan Proposal”) to approve the Third Amended and Restated Equity Participation Plan of ViaSat, Inc. (the “Equity Plan”). The Equity Plan was initially adopted by our Board of Directors and approved by our stockholders in October 1996.
      The following is only a summary of the Equity Plan and is qualified in its entirety by reference to the full text of the Equity Plan (as proposed to be amended), a copy of which is attached to this proxy statement as Appendix A.
Description of the Changes to the Equity Plan

1. Increase in Number of Shares Available
      If the Equity Plan Proposal is approved, it would increase the number of shares of our common stock available for issuance under the Equity Plan by 3,000,000 shares from 7,600,000 shares to 10,600,000 shares.
      The Board of Directors believes that our policy of encouraging stock ownership by our officers, employees and directors has been and will continue to be a positive factor in our growth and success by enabling us to attract and retain officers, employees and directors to stimulate their efforts towards achievement of our objectives and to align their interests with those of our stockholders. The Board of Directors proposes to increase the number of shares available for options under the Equity Plan to make certain there are sufficient shares available for options and other awards. At August 11, 2006, there were 478,378 shares available for issuance under the Equity Plan, which the Board believes is insufficient to meet our requirements during the next year. The number of shares needed for future options and other awards is, of course, uncertain and depends on a number of factors, including the number of additional employees hired and directors engaged (which will be related to growth and to employee turnover) and the need to continue to provide equity incentives to existing officers, employees and directors.
      The Board of Directors recognizes the possible dilutive effect on our stockholders. However, it believes, on balance, that the incentive that can be provided by the opportunity to participate in ViaSat’s growth through the granting of stock options and other awards is important to ViaSat’s success and, accordingly, will benefit ViaSat’s stockholders and ViaSat’s business.

2.	Other Changes
      The Equity Plan also contains additional features that the Board of Directors believes will more closely align the terms of the Equity Plan with best practices and stockholder interests. In particular, the Equity Plan contains the following changes:

•	Reduce the term for all grants of options and stock appreciation rights from ten years to six years.

•	Require that all grants of restricted stock, performance awards, dividend equivalents, deferred stock and stock payments with a share purchase price less than fair market value on the date of grant count as the grant of two shares for every one share actually granted (for purposes of the calculating the total number of remaining shares available for grant under the Equity Plan). Grants of options and stock appreciation rights will continue to be counted as the grant of one share for each one share actually granted for purposes of calculating the total number of remaining shares available for issuance under the Equity Plan.

•	Further clarify the prohibition on option repricing, the exchange of an option for a lower priced option, or modifications to options where the effect would be to reduce the exercise price of an option.

•	Eliminate the ability to recycle (i.e., re-grant) shares under the Equity Plan that are delivered by the grantee or withheld by ViaSat as payment of the exercise price in connection with the exercise of an option or other award.

•	Reduce the vesting of annual option grants made to our Board of Directors from three years to one year. Initial grants made to new members of our Board of Directors will continue to vest ratably over three years.

•	Require awards of restricted stock have a minimum vesting of three years (except for restricted stock performance awards, which will have a minimum vesting of one year).

•	Add an individual award limit of 150,000 shares per fiscal year for grants of restricted stock, performance awards, dividend equivalents, deferred stock, and stock payments (except for grants made upon initial service of an employee, which will have an award limit of 300,000 shares).

•	Add an individual award limit of $1.0 million per fiscal year for awards paid in cash.

Equity Plan Summary
      The following is a summary of the Equity Plan:
      General Nature and Purpose. The Equity Plan was adopted (1) to further our growth, development and financial success by providing additional incentives to some of our key employees who have been or will be given responsibility for the management or administration of our business affairs, by assisting them to become owners of our capital stock and thus to benefit directly from our growth, development and financial success, and (2) to enable us to retain the services of the type of professional, technical and managerial employees considered essential to our long-range success, by providing and offering them the opportunity to become owners of our capital stock. The Equity Plan provides for the grant to our executive officers, other key employees, consultants and non-employee directors of a broad variety of stock-based compensation alternatives such as nonqualified stock options, incentive stock options, restricted stock and performance awards.
      Administration. The Compensation and Human Resources Committee of the Board of Directors administers the Equity Plan. In addition to administering the Equity Plan, the Compensation and Human Resources Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Equity Plan.
      Shares Subject to Equity Plan. The Equity Plan currently provides for the issuance of up to 7,600,000 shares of our common stock and, if the Equity Plan Proposal is approved, will provide for the issuance of up to 10,600,000 shares of our common stock. No more than 500,000 shares may be subject to options or stock appreciation rights for any one individual per fiscal year. If the Equity Plan Proposal is approved, the Equity Plan will have an individual award limit of 150,000 shares per fiscal year for grants of restricted stock, performance awards, dividend equivalents, deferred stock, and stock payments (except for grants made upon initial service of an employee, which will have an award limit of 300,000 shares). To the extent that an option, or any other right to acquire shares under the Equity Plan, expires or is cancelled, then such shares are added back to the Equity Plan and may re-granted under the Equity Plan. The number of shares subject to the Equity Plan, and the limitations on the number of shares subject to grants and awards under the Equity Plan, may in the discretion of the Compensation and Human Resources Committee be adjusted to reflect changes in our capitalization or certain corporate events which are described more fully in the Equity Plan, but include stock splits, recapitalizations, reorganizations and reclassifications.

      Eligibility. Any employee or consultant selected by the Compensation and Human Resources Committee is eligible to receive options under the Equity Plan. The Compensation and Human Resources Committee, in its absolute discretion, will determine (1) among the eligible participants the individuals to whom options, restricted stock purchase rights and performance awards are to be granted, (2) the number of shares to be granted, and (3) the terms and conditions of the grants.
      Grant of Options. The Compensation and Human Resources Committee will from time to time, in its absolute discretion, determine (1) the number of shares to be subject to options granted to selected employees and consultants, (2) whether the options are to be incentive stock options or non-qualified stock options, and (3) the terms and conditions of the options, in a manner consistent with the Equity Plan.
      During the term of the Equity Plan, a person who is initially elected to the Board of Directors and who is an independent director at that time is automatically granted an option to purchase 15,000 shares of common stock and an option to purchase 10,000 shares of common stock on the date of each subsequent annual meeting of stockholders.
      Purchase Price of Optioned Shares. The price per share of the shares subject to each option is set by the Compensation and Human Resources Committee. However, the price per share cannot be less than fair market value. In the case of incentive stock options granted to an individual then owning more than 10% of the total combined voting power of all classes of stock of ViaSat or any subsidiary or parent corporation of ViaSat the price cannot be less than 110% of the fair market value of a share of common stock on the date the option is granted.
      Terms of Options. The term of an option is set by the Compensation and Human Resources Committee in its discretion. However, the term of an option cannot exceed ten years under the Equity Plan and, if the Equity Plan Proposal is approved, the term of an option will not exceed six years. In the case of incentive stock options granted to an individual then owning more than 10% of the total combined voting power of all classes of stock of ViaSat, the term may not exceed five years. Except as limited by the Equity Plan or applicable law, the Compensation and Human Resources Committee may extend the term of any outstanding option in connection with any termination of employment or termination of consultancy of the optionee, or amend any other term or condition of the option relating to a termination.
      Exercise of Options. Upon the exercise of an option under the Equity Plan, the optionee must make full cash payment to the Corporate Secretary of ViaSat for the shares with respect to which the option, or portion of the option, is exercised. However, the Compensation and Human Resources Committee may in its discretion allow various forms of payment, which are described in the Equity Plan.
      Other Stock Awards. The Equity Plan allows for various other awards including restricted stock, performance awards, dividend equivalents, deferred stock, stock payments, and stock appreciation rights. There have not been any of these awards granted since the inception of the Equity Plan. If the Equity Plan Proposal is approved, awards of restricted stock, performance awards, dividend equivalents, deferred stock, and stock payments will be counted as two shares for every one share actually granted for purposes of calculating the number of shares available for issuance under the Equity Plan.
      Amendment and Termination of the Plan. The Equity Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board of Directors or the Compensation and Human Resources Committee. However, without approval of the stockholders of ViaSat, the Equity Plan may not be amended to (1) increase the maximum number of shares issuable upon exercise of options granted under the Equity Plan and (2) no action of the Board of Directors or the Compensation and Human Resources Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule.
      Grants in 2005 and 2006. Options to purchase 1,143,473 shares of common stock were granted, net of cancellations, in fiscal year 2005 and 252,523 shares of common stock were granted, net of cancellations, in fiscal year 2006 under the Equity Plan.

Federal Income Tax Consequences
      The following is a general discussion of the principal tax considerations for both ViaSat and the recipients of the various awards under the Equity Plan, and is based upon the tax laws and regulations of the United States existing as of the date hereof, all of which are subject to modification at any time. The following discussion is intended for general information only. The tax consequences described below are subject to the limitations of Section 162(m) of the Internal Revenue Code (the “Code”), as discussed in further detail below. Alternative minimum tax and other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.
Options
      Consequences to Employees: Incentive Stock Options. No income is recognized for federal income tax purposes by an optionee at the time an incentive stock option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an incentive stock option. If the optionee makes no disposition of the common stock received upon exercise within two years from the date such option was granted or one year from the date the option is exercised, the optionee will recognize capital gain or loss when he or she disposes of the common stock depending on the length of the holding period. This gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the common stock at the time of disposition. The exercise of an incentive stock option will give rise to an item of adjustment that may result in alternative minimum tax liability for the optionee.
      If the optionee disposes of the common stock acquired upon exercise of an incentive stock option within two years after being granted the option or within one year after acquiring the common stock, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent that (1) the lesser of (a) the fair market value of the shares on the date the incentive stock option was exercised or (b) the fair market value at the time of such disposition exceeds (2) the incentive stock option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as long or short-term capital gain, depending upon the length of time the shares have been held. The use of stock acquired through exercise of an incentive stock option to exercise an incentive stock option will constitute a disqualifying disposition if the applicable holding period requirement has not been satisfied.
      Consequences to Employees: Non-Qualified Stock Options. No income is recognized by a holder of a non-qualified stock option at the time a non-qualified stock option is granted. In general, at the time shares of common stock are issued to a holder pursuant to exercise of a non-qualified stock option, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.
      A holder will recognize gain or loss on the subsequent sale of common stock acquired upon exercise of a non-qualified stock option in an amount equal to the difference between the selling price and the tax basis of the common stock, which will include the price paid plus the amount included in the holder’s income by reason of the exercise of the non-qualified stock option. Provided the shares of common stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.
      Consequences to ViaSat: Incentive Stock Options. We will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an incentive stock option. There are also no federal income tax consequences to us as a result of the disposition of common stock acquired upon exercise of an incentive stock option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, we will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee as ordinary income.
      Consequences to ViaSat: Non-Qualified Stock Options. Generally, we will be entitled to a deduction for federal income tax purposes in the year and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of a non-qualified stock option.

Restricted Stock
      Generally, a participant in the Equity Plan will not be taxed upon the grant or purchase of restricted stock that is subject to a “substantial risk of forfeiture,” within the meaning of Section 83 of the Code, until such time as the restricted stock is no longer subject to the substantial risk of forfeiture. At that time, the participant will be taxed on the difference between the fair market value of the common stock and the amount the participant paid, if any, for such restricted stock. However, the recipient of restricted stock under the Equity Plan may make an election under Section 83(b) of the Code to be taxed with respect to the restricted stock as of the date of transfer of the restricted stock rather than the date or dates upon which the restricted stock is no longer subject to a substantial risk of forfeiture and the participant would otherwise be taxable under Code Section 83. ViaSat will be eligible for a tax deduction as a compensation expense at the time the participant recognizes income equal to the amount of income recognized.

Stock Appreciation Rights
      A participant will not be taxed upon the grant of a stock appreciation right. Upon the exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount of cash or the fair market value of the stock received upon exercise. At the time of exercise, ViaSat will be eligible for a tax deduction as a compensation expense equal to the amount that the participant recognizes as ordinary income.

Performance Awards, Dividend Equivalents, Deferred Stock and Stock Payments
      The participant will have ordinary income upon receipt of stock or cash payable under a performance award, dividend equivalents, deferred stock and stock payments. ViaSat will be eligible for a tax deduction as a compensation expense equal to the amount of ordinary income recognized by the participant.

Section 162(m)
      Under Code Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million in any one taxable year. However, under Code Section 162(m), the deduction limit does not apply to certain “performance-based” compensation established by an independent Compensation and Human Resources Committee which conforms to certain restrictive conditions stated under the Code and related regulations. The Equity Plan has been structured with the intent that awards granted under the Equity Plan may meet the requirements for “performance-based” compensation under Code Section 162(m). To the extent granted at a fair market value exercise price, options granted under the Equity Plan are intended to qualify as “performance-based” under Section 162(m) of the Code.
Plan Benefits
      The number of awards that an employee may receive under the Equity Plan is in the discretion of the Board of Directors or the Compensation and Human Resources Committee and therefore cannot be determined in advance. As noted above, the Equity Plan provides a formula grant to non-employee directors, with each independent director receiving an option to purchase 15,000 shares of common stock at the time of initial election to the Board of Directors and an option to purchase 10,000 shares of common stock on the date of each subsequent annual meeting of stockholders. Other than these formula grants, the Compensation and Human Resources Committee has not made any determination to grant any shares to any persons under the

Equity Plan as of the date of this proxy statement. The following table provides the aggregate number of shares subject to options granted during fiscal year 2006 under the Equity Plan.
Fiscal Year 2006 Equity Plan Grants

Number of Shares
Underlying Options
Group	Granted

Mark D. Dankberg	—
Richard A. Baldridge	—
Robert L. Barrie	—
Ronald G. Wangerin	—
Gregory D. Monahan	—
All Executive Officers as a Group	—
All Non-Executive Officer Employees as a Group	177,523
All Non-Employee Directors as a Group	75,000
Equity Compensation Plan Information
      The following table provides certain information as of August 11, 2006 about ViaSat’s common stock that may be issued upon the exercise of options and rights under all of the existing equity compensation plans:

			Number of Securities
			Remaining Available
			for Future Issuance
	Number of Securities		Under Equity
	to be Issued upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options	Outstanding Options	Reflected in Column
Plan Category	and Rights	and Rights	(a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	5,597,686	$16.94	935,923
Equity compensation plans not approved by security holders(2)	161,921	$13.82	9,103

Total	5,759,607	$16.85	945,026

(1)	Consists of two plans: (a) the Second Amended and Restated 1996 Equity Participation Plan (the Equity Plan) and (b) the Employee Stock Purchase Plan, as amended (the Purchase Plan). See below for a more detailed discussion of the Equity Plan and the Purchase Plan.

(2)	Consists of the US Monolithics, LLC 2000 Unit Incentive Plan (the USM Plan) and the Efficient Channel Coding 2000 Long Term Incentive Plan (the ECC Plan). See below for a more detailed discussion of the USM Plan and the ECC Plan.
      The Equity Plan. In November 1996 ViaSat adopted the Equity Plan, which provides for the grant to its executive officers, other key employees, consultants and non-employee directors of a broad variety of stock-based compensation alternatives such as nonqualified stock options, incentive stock options, restricted stock and performance awards. The Equity Plan currently provides for aggregate award grants of up to 7,600,000 shares. As of August 11, 2006, options to purchase an aggregate of 5,597,686 shares of common stock at prices ranging from $4.25 to $43.82 were outstanding under the Equity Plan.
      The Employee Stock Purchase Plan. In November 1996 ViaSat established the Purchase Plan to assist its employees in acquiring a stock ownership interest in ViaSat and to encourage them to remain ViaSat’s employment. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code. The Purchase Plan permits eligible employees to purchase ViaSat common stock at a discount through payroll deductions during specified six-month offering periods. The Compensation and Human Resources Committee administers the Purchase Plan. Currently, a maximum of 1,500,000 shares of common stock are authorized for issuance under the Purchase Plan. As of August 11, 2006, an aggregate of 1,042,455 shares of common stock at prices ranging from $3.83 to $21.20 had been issued under the Purchase Plan.
      The USM Plan. In connection with ViaSat’s acquisition of US Monolithics, LLC in 2002, options to purchase approximately 44,418 shares of ViaSat common stock at a weighted average exercise price of $8.94 were assumed from the USM Plan. ViaSat’s stockholders have not approved the USM Plan. The purpose of the USM Plan is to assist the employees of US Monolithics (which is now operated as a wholly-owned subsidiary of ViaSat) in acquiring a stock ownership interest in ViaSat and to encourage them to remain employees of US Monolithics. The USM Plan authorizes the grant of non-qualified stock options and restricted stock covering an aggregate of 203,000 shares of ViaSat’s common stock. As of August 11, 2006, options to purchase an aggregate of 146,805 shares of common stock at prices ranging from $8.94 to $23.37 were outstanding under the USM Plan.
      The ECC Plan. In December 2005, in connection with ViaSat’s acquisition of Efficiency Channel Coding, Inc., options to purchase approximately 23,424 of ViaSat common stock shares at a weighted average exercise price of $6.14 were assumed from the ECC Plan. ViaSat’s stockholders have not approved the ECC Plan. The purpose of the ECC Plan is to assist the employees of Efficient Channel Coding (which is now operated as a wholly-owned subsidiary of ViaSat) in acquiring a stock ownership interest in ViaSat and to encourage them to remain employees of Efficient Channel Coding. The ECC Plan authorizes the grant of incentive stock options, non-qualified stock options and restricted stock covering an aggregate of 23,424 shares of our common stock. As of August 11, 2006, options to purchase an aggregate of 15,116 shares of common stock at prices ranging from $5.03 to $10.05 were outstanding under the ECC Plan.
Vote Required; Recommendation of the Board of Directors
      The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to approve the Equity Plan Proposal. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum but not counted for any purpose in determining whether this proposal has been approved.
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE THIRD AMENDED AND RESTATED 1996 EQUITY PARTICIPATION PLAN OF VIASAT, INC. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
      The following table provides information regarding the ownership of ViaSat’s common stock as of August 4, 2006 by: (1) each director, (2) each of the Named Executive Officers (defined below), (3) all executive officers and directors of ViaSat as a group, and (4) all other stockholders known by ViaSat to be beneficial owners of more than five percent (5%) of its common stock. Unless otherwise indicated, the address for each of the stockholders listed below is c/o ViaSat, Inc., 6155 El Camino Real, Carlsbad, California 92009.

	Amount and Nature of		Percent Beneficial
Name or Group(1)	Beneficial Ownership(2)		Ownership (%)

Directors and Officers:
Mark D. Dankberg	1,869,506	(3)	6.5
Robert W. Johnson	612,497		2.1
B. Allen Lay	428,729	(4)	1.5
Jeffrey M. Nash	347,866		1.2
Gregory D. Monahan	313,179		1.1
Richard A. Baldridge	290,000		1.0
Robert L. Barrie	67,506		*
Michael B. Targoff	102,751		*
Ronald G. Wangerin	70,249		*
John P. Stenbit	20,001		*
Harvey P. White	8,334		*
All directors and executive officers as a group (13 persons)	5,553,623		18.6
Other 5% Stockholders:
Franklin Resources, Inc. and affiliates(5)
One Franklin Parkway,
San Mateo, CA 94403	2,084,544		7.3

*	Less than 1%

(1)	The information regarding beneficial ownership of ViaSat common stock has been presented according to rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC’s rules, beneficial ownership of ViaSat common stock includes any shares as to which a person has sole or shared voting power or investment power and also any shares that a person has the right to acquire within 60 days through the exercise of any stock option or other right. Under California and some other state laws, personal property owned by a married person may be community property that either spouse may manage and control. ViaSat has no information as to whether any shares shown in this table are subject to community property laws.

(2)	Includes the following shares issuable upon the exercise of outstanding stock options that are exercisable within 60 days of August 4, 2006: Mr. Dankberg — 370,000 option shares; Dr. Johnson — 83,001 option shares; Mr. Lay — 60,001 option shares; Dr. Nash — 52,000 option shares; Mr. Monahan — 98,500 option shares; Mr. Baldridge — 290,000 option shares; Mr. Barrie — 55,000 option shares; Mr. Targoff — 35,001 option shares; Mr. Wangerin — 69,000 option shares; Mr. Stenbit — 20,001 option shares; and Mr. White — 8,334 option shares.

(3)	Includes 3,039 shares of common stock held by Mr. Dankberg’s children. Mr. Dankberg disclaims beneficial ownership of all these securities.

(4)	Includes (a) 30,400 shares of common stock held by Lay Charitable Remainder Unitrust, (b) 112,842 shares of common stock held by Lay Living Trust and (c) 225,486 shares of common stock held by Lay Ventures.

(5)	The ownership information shown is based solely on information contained in Schedule 13G dated February 7, 2006 filed with the Commission by Franklin Resources, Inc. (FRI). Franklin Advisers, Inc, an indirect wholly-owned subsidiary of FRI, has sole voting power with respect to 1,229,908 shares and sole dispositive power with respect to 1,250,908 shares. Franklin Templeton Portfolio Advisors, Inc., a subsidiary of FRI, has sole voting and dispositive power with respect to 560,936 shares. Franklin Templeton Investments Corp., a subsidiary of FRI, has sole voting and dispositive power with respect to 272,700 shares. FRI, a registered investment adviser, is deemed to be the beneficial owner of all 2,084,544 shares as a result of acting as investment adviser to the aforementioned subsidiaries. Charles B. Johnson and Rupert H. Johnson Jr., the principal stockholders of FRI, are deemed to also beneficially own all 2,084,544 shares. FRI, Charles B. Johnson and Rupert H. Johnson Jr. disclaim any pecuniary interest and beneficial ownership of the shares.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Executive Officers
      The information provided below is submitted with respect to each of ViaSat’s executive officers.

Name	Age	Present Position With ViaSat

Mark D. Dankberg	51	Chairman of the Board and Chief Executive Officer
Richard A. Baldridge	48	President and Chief Operating Officer
Steven R. Hart	53	Vice President — Engineering and Chief Technical Officer
Mark J. Miller	46	Vice President and Chief Technical Officer
Gregory D. Monahan	61	Vice President — Administration, General Counsel and Secretary
Ronald G. Wangerin	39	Vice President and Chief Financial Officer
Robert L. Barrie	62	Vice President — Operations
      MARK D. DANKBERG was a founder of ViaSat and has served as Chairman of the Board and Chief Executive Officer of ViaSat since its inception in May 1986. Mr. Dankberg also serves as a director of TrellisWare Technologies, Inc., a privately-held subsidiary of ViaSat that develops advanced signal processing technologies for communication applications. Mr. Dankberg is a director and member of the Audit committee of REMEC, Inc., which is now in dissolution. Prior to founding ViaSat, he was Assistant Vice President of M/ A-COM Linkabit, a manufacturer of satellite telecommunications equipment, from 1979 to 1986, and Communications Engineer for Rockwell International Corporation from 1977 to 1979. Mr. Dankberg holds B.S.E.E. and M.E.E. degrees from Rice University.
      RICHARD A. BALDRIDGE joined ViaSat in April 1999 as Vice President and Chief Financial Officer. From September 2000 to August 2002, Mr. Baldridge served as Executive Vice President, Chief Operating Officer and Chief Financial Officer. He currently serves as President and Chief Operating Officer of ViaSat. Prior to joining ViaSat, Mr. Baldridge served as Vice President and General Manager of Raytheon Corporation’s Training Systems Division from January 1998 to April 1999. From June 1994 to December 1997, Mr. Baldridge served as Chief Operating Officer, Chief Financial Officer and Vice President  — Finance and Administration for Hughes Information Systems and Hughes Training Inc., prior to their acquisition by Raytheon in 1997. Mr. Baldridge’s other experience includes various senior financial management roles with General Dynamics Corporation. Mr. Baldridge also serves as a director of Jobs for America’s Graduates and the National Alliance of Business (NAB). Mr. Baldridge holds a B.S. degree in Business Administration, with an emphasis in Information Systems, from New Mexico State University.
      STEVEN R. HART was a founder of ViaSat and has served as Vice President — Engineering and Chief Technical Officer since March 1997, as Vice President and Chief Technical Officer since 1993 and as Engineering Manager since 1986. Prior to joining ViaSat, Mr. Hart was a Staff Engineer and Manager at M/ A-COM Linkabit from 1982 to 1986. Mr. Hart holds a B.S. degree in Mathematics from the University of Nevada, Las Vegas and a M.A. degree in Mathematics from the University of California, San Diego.
      MARK J. MILLER was a founder of ViaSat and has served as Vice President and Chief Technical Officer of ViaSat since 1993 and as Engineering Manager since 1986. Prior to joining ViaSat, Mr. Miller was a Staff Engineer at M/ A-COM Linkabit from 1983 to 1986. Mr. Miller holds a B.S.E.E. degree from the University of California, San Diego and a M.S.E.E. degree from the University of California, Los Angeles.
      GREGORY D. MONAHAN has served as Vice President — Administration, General Counsel and Secretary of ViaSat since April 1999 and as Vice President, Chief Financial Officer and General Counsel from December 1988 to April 1999. Prior to joining ViaSat, Mr. Monahan was Assistant Vice President of M/ A-COM Linkabit from 1978 to 1988. Mr. Monahan holds a J.D. degree from the University of San Diego and B.S.M.E. and M.B.A. degrees from the University of California, Berkeley.

      RONALD G. WANGERIN joined ViaSat in August 2002 as Vice President and Chief Financial Officer. Prior to joining ViaSat, Mr. Wangerin served as Vice President, Chief Financial Officer, Treasurer, and Secretary at NexusData Inc., a privately-held wireless data collection company, from 2000 to 2002. From 1997 to 2000, Mr. Wangerin held several positions at Hughes Training, Inc., a subsidiary of Raytheon Company, including Vice President and Chief Financial Officer. Mr. Wangerin worked for Deloitte & Touche LLP from 1989 to 1997. Mr. Wangerin holds a B.S. degree in Accounting and a Masters of Accounting degree from the University of Southern California.
      ROBERT L. BARRIE joined ViaSat in January 1997 as Vice President — Operations. Prior to joining ViaSat, Mr. Barrie was Vice President of Operations at Pacific Communications Sciences Inc. from 1987 to 1996. Mr. Barrie served in several positions at OAK Communications, Inc. from 1980 to 1986, including Vice President — Program Management. Mr. Barrie was a Vice President at LaPointe Industries from 1969 to 1980. Mr. Barrie holds a B.S. degree in Business from Charter Oak State College and an M.B.A. from National University.
Executive Compensation
      The following table provides summary information concerning compensation paid by ViaSat to, or on behalf of, its chief executive officer and each of ViaSat’s four other most highly compensated executive officers (collectively, the “Named Executive Officers”).

					Long-Term
					Compensation
					Awards

					Number of
		Fiscal Year Compensation			Securities
	Fiscal				Underlying	All Other
	Year	Salary		Bonus	Options(#)	Compensation(1)

Mark D. Dankberg	2006	$512,308		$375,000	—	$7,424
Chairman and Chief	2005	450,000		400,000	80,000	6,767
Executive Officer	2004	462,116	(2)	—	60,000	—
Richard A. Baldridge	2006	398,462		240,000	—	7,236
President and Chief	2005	350,090		253,400	55,000	6,435
Operating Officer	2004	326,846		—	45,000	—
Ronald G. Wangerin	2006	269,146		115,000	—	7,168
Vice President and	2005	230,000		125,000	30,000	9,162	(3)
Chief Financial Officer	2004	203,077		—	20,000	5,000	(3)
Gregory D. Monahan	2006	238,462		88,400	—	9,135
Vice President —	2005	220,000		110,000	20,000	6,389
Administration, General Counsel and Secretary	2004	216,981		—	15,000	—
Robert L. Barrie	2006	243,654		80,000	—	9,148
Vice President —	2005	225,077		102,000	20,000	6,434
Operations	2004	226,769		—	15,000	—

(1)	All other compensation consists only of matching 401(k) contributions by ViaSat, unless indicated otherwise.

(2)	Includes vacation pay of $16,346 in fiscal year 2004 for Mark Dankberg.

(3)	Includes additional compensation for relocation expenses for Mr. Wangerin of $5,000 in fiscal years 2004 and 2005.
Option Grants in Last Fiscal Year
      There were no grants of stock options or other equity compensation made during the fiscal year 2006 to the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
      The following table provides information concerning exercises of stock options by each of the Named Executive Officers during fiscal year 2006, and the number of options and value of unexercised options held by each such person at March 31, 2006.

			Number of Securities		Value of Unexercised In-the-
	Number of		Underlying Unexercised		Money Options at Year-
	Shares		Options at Year-End		End(1)
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Mark D. Dankberg	—	$—	370,000	—	$5,222,200	$—
Richard A. Baldridge	—	—	290,000	—	4,298,700	—
Ronald G. Wangerin	3,000	66,660	73,000	—	927,450	—
Gregory D. Monahan	—	—	98,500	—	1,284,805	—
Robert L. Barrie	130,000	2,420,760	55,000	—	462,400	—

(1)	The dollar values have been calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price at March 31, 2006.
Compensation and Human Resources Committee Interlocks and Insider Participation
      At the commencement of fiscal year 2006, the Compensation and Human Resources committee was comprised of Dr. Johnson, Dr. Nash and Mr. Stenbit. As of September 8, 2005 the Compensation and Human Resources Committee has been comprised of Dr. Nash, Mr. Stenbit, and Mr. White. No interlocking relationship exists between any member of the Compensation and Human Resources Committee and any member of any other company’s board of directors or Compensation and Human Resources Committee.
Compensation and Human Resources Committee Report on Executive Compensation
      The Compensation and Human Resources Committee is responsible for developing our overall compensation philosophy and for evaluating and recommending all elements of executive officer compensation (including cash, short-term incentives and equity incentives) to our Board of Directors for approval. The Compensation and Human Resources Committee also evaluates and recommends compensation levels for our non-employee directors and oversees and administers our incentive compensation and benefit plans. The Compensation and Human Resources Committee acts under a written charter adopted and approved by our Board of Directors and may, in its discretion, obtain the assistance of outside advisors, including compensation consultants, legal counsel and accounting and other advisors. A copy of the Compensation and Human Resources Committee charter can be found under the “Investor Relations-Corporate Governance” section of our website at www.viasat.com. The Compensation and Human Resources Committee reports regularly to our full Board of Directors on its activities. In general, the compensation policies recommended by the Compensation and Human Resources Committee and adopted by the Board of Directors are designed to provide compensation opportunities that:

•	attract and retain superior executive talent,

•	align the interests of our executives and stockholders,

•	promote an ownership culture at ViaSat, and

•	directly reflect measurable corporate and individual performance
      Three outside directors currently serve on the Compensation and Human Resources Committee. Each member qualifies as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act and as independent within the meaning of the corporate governance standards of the Nasdaq Stock Market.

Executive Officer Compensation
      Our executive compensation program is comprised of base salary, annual cash incentive bonus and long-term equity compensation. However, the Compensation and Human Resources Committee has been carefully studying the impact of Financial Accounting Standard 123R on ViaSat’s equity program, as well as how competitive equity program practices have been evolving. The Compensation and Human Resources Committee intends to continue monitoring competitive equity compensation practices and may make appropriate adjustments to ViaSat’s equity program in the future.
      Our compensation program for executive officers is designed to provide a total compensation level (including both annual and long-term incentives) that is between the competitive 50th and 75th percentiles. For these purposes, the Compensation and Human Resources Committee reviews surveys of companies in comparable technology industries of similar size and stage to ViaSat. The Compensation and Human Resources Committee has also worked with an independent consulting firm to furnish the committee with executive compensation data drawn from a group of specifically identified peer group companies in addition to this survey data. The compensation consultants reports directly to, and are responsible to, the Compensation and Human Resources Committee. When making compensation decisions for executive officers, the Compensation and Human Resources Committee evaluates each compensation element in the context of the executive’s overall total compensation. For executive officers recently recruited by us, annual compensation rates and long-term incentive awards reflect amounts that are necessary to attract them to ViaSat. The Compensation and Human Resources Committee uses this competitive data in conjunction with its assessment of individual and ViaSat performance when determining executive officer compensation levels.

Components of Executive Compensation

•	Base Salary. Base salary is based on an executive’s job responsibilities, level of experience, individual performance and contribution to ViaSat, as well as the competitive survey and peer data reviewed by the compensation and human resources committee. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of his or her individual performance against job responsibilities and level of experience, overall company performance, ViaSat’s budget for merit increases and competitive salary information. Consistent with its compensation guiding principles, the Compensation and Human Resources Committee believes that based on peer group and survey data executive base salaries are currently positioned between the 50th and 75th percentiles.

•	Cash Incentive Bonus. The Compensation and Human Resources Committee believes that a significant portion of the annual compensation of each executive should be in the form of a variable cash incentive bonus. Annual variable cash incentive bonuses for our executives are reviewed and determined at the end of the fiscal year. The bonuses are at risk and are derived using a formula based upon ViaSat’s achievement of financial performance goals previously established by the Compensation and Human Resources Committee and the executive’s individual contribution. To carry out this philosophy, the Board of Directors reviews and approves the financial budget for the fiscal year and individual performance targets for each executive officer. The Compensation and Human Resources Committee then establishes target bonuses for each named executive officer as a percentage of the officer’s base salary (ranging from 40% to 92% of salary for fiscal year 2006). To promote accountability for corporate performance while also rewarding individual performance, approximately half of each executive officer’s bonus is tied to the corporate performance goals and approximately half is tied to individual performance. For fiscal year 2006, the applicable financial performance goals included earnings per share, revenues, new contract orders, and net operating asset turns. The Compensation and Human Resources Committee believes that the executive’s annual bonuses combined with their base salaries provide compensation levels between the 50th and 75th percentiles of executive officers at peer group and surveyed companies. However, based on its review of the competitive data described above, total executive cash compensation (salaries plus bonuses) has historically been closer to approximately the 50th percentile.

•	Equity Compensation. Consistent with ViaSat’s compensation philosophy, to maximize stockholder value over time and encourage an ownership culture where executive officers manage from the perspective of owners with an equity stake in ViaSat, the Compensation and Human Resources Committee provides our executive officers (and substantially all of our other full-time employees) with long-term incentives that may include awards of stock options, restricted stock, and performance awards. Our long-term incentives have traditionally been primarily in the form of stock option awards with grants made in 18 month cycles. Each stock option grant allows the executive to acquire shares of our common stock at a fixed price per share (for all options granted to executive officers, the market price on the date of grant) over a specified period of time. Stock options granted to our executives generally vest in annual installments over a five-year period and each option is exercisable over a ten-year period following its grant unless the executive’s service terminates prior to such date. The objective for the awards is to closely align executive interests with the longer-term interests of stockholders. These awards represent a significant portion of the total compensation opportunity provided for the executive officers. Award sizes and timing are based on a variety of factors, including ViaSat’s achievement of milestones and overall business results, the executive’s performance, the individual’s potential to make significant contributions to ViaSat, competitive award levels and sensitivity towards equity plan share limits and certain investor dilution guidelines. Long-term incentives granted in prior years and total executive equity ownership are also taken into consideration. As noted above, the Compensation and Human Resources Committee intends to continue monitoring competitive equity compensation practices and may make appropriate adjustments to ViaSat’s equity program in the future.
      Consistent with our current 18-month grant cycle, in fiscal year 2006 we did not grant stock options or other equity compensation awards to our executive officers. In March 2006, our Board of Directors approved the acceleration of approximately 1.5 million unvested stock options held by our employees, including approximately 303,000 option shares with a weighted average exercise price of $18.72 held by our Named Executive Officers. The acceleration program was implemented primarily to minimize future financial accounting expense associated with such awards. The shares underlying the accelerated stock options are subject to sale restrictions that prohibit sale of exercised shares prior to the time such options would have originally vested.

•	Other Benefits. In addition to the cash and equity compensation discussed above, certain ViaSat executives are permitted the use of ViaSat’s sports club membership. ViaSat also provides its executive officers with the following benefits on the same terms and conditions under which they are made available to non-executive employees:

•	Health Insurance

•	Life Insurance

•	Participation in ViaSat’s Employee Stock Purchase Plan

•	Participation in ViaSat’s 401(k) plan

Compensation for the Chairman and Chief Executive Officer
      Based on the framework described above, the Compensation and Human Resources Committee reviews and recommends to our Board of Directors for approval the compensation of Mr. Dankberg, our chairman and chief executive officer, by judging his individual contributions to ViaSat’s business for the year under review, his level of responsibility and career experience as well as ViaSat’s performance. The Compensation and Human Resources Committee does not believe that narrow quantitative measures or formulas are sufficient for determining Mr. Dankberg’s compensation. The Compensation and Human Resources Committee does not give specific weights to the factors considered, but the primary factors are Mr. Dankberg’s individual contribution to our business, ViaSat’s financial performance, as well as peer company and survey data.
      In May 2006, Mr. Dankberg’s base salary was increased from $495,000 to $545,000. In determining this adjustment, the Compensation and Human Resources Committee considered Mr. Dankberg’s individual performance and strong leadership, as well as ViaSat’s strong overall performance in fiscal year 2006, including growth in new orders, backlog, revenues, and earnings per share. The Compensation and Human Resources Committee also reviewed competitive salary information for other chief executive officers at comparable companies.
      For the fiscal year 2006, Mr. Dankberg’s target bonus was equal to approximately 92% of his base salary. In determining Mr. Dankberg’s bonus for such fiscal year, the Compensation and Human Resources Committee considered ViaSat’s overall achievement of the financial performance goals for such fiscal year, including earnings per share, revenues, new contract orders and net operating asset turns. The Compensation and Human Resources Committee also considered Mr. Dankberg’s contributions to our business. For the fiscal year 2006, Mr. Dankberg received a bonus of $453,800, which represented approximately 100% of his target bonus.
      Consistent with our current 18-month grant cycle, Mr. Dankberg was not granted any stock options or other equity compensation during fiscal year 2006.
      Considering all the factors, the Compensation and Human Resources Committee believes that Mr. Dankberg’s total compensation is at a level competitive with chief executive officers of other communications companies and direct labor market competitors of similar size and stage as ViaSat and is consistent with Mr. Dankberg’s performance and contributions to ViaSat.

Deductibility of Compensation in Excess of $1 Million Per Year
      Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company’s chief executive officer and any of its four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if specific requirements are met. For fiscal year 2006, we do not anticipate that there will be nondeductible compensation for covered executives. The Compensation and Human Resources Committee will continue to review the Section 162(m) issues associated with possible modifications to our compensation arrangements in fiscal year 2007 and future years and will, where reasonably practicable and consistent with ViaSat’s business goals, seek to qualify variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m) while maintaining a competitive, performance-based compensation program.
      This report of the Compensation and Human Resources Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that ViaSat specifically incorporates this information by reference, and shall not otherwise be deemed to be “soliciting material” or deemed “filed” under such Acts.

Compensation and Human Resources Committee

Jeffrey M. Nash
John P. Stenbit
Harvey P. White

PERFORMANCE GRAPH
      The following graph shows the value of an investment of $100 in cash on March 31, 2001 in (1) ViaSat’s common stock, (2) the NASDAQ Telecommunications Index, (3) the NASDAQ Composite Index and (4) the S&P 600 Smallcap Index. The graph assumes that all dividends were reinvested. The stock price performance shown on the graph is not necessarily indicative of future performance. The information contained under this heading “Performance Graph” is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of ViaSat under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
      This section shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that ViaSat specifically incorporates this information by reference, and shall not otherwise be deemed to be “soliciting material” or deemed “filed” under such Acts.
Report of the Audit Committee of the Board
      The purpose of the Audit Committee is to assist our Board of Directors in its general oversight of ViaSat’s financial reporting, internal control and audit functions. The Audit Committee is comprised solely of independent directors, as defined in the Nasdaq Stock Market qualification standards and by Section 10A of the Exchange Act. The Audit Committee operates under a written Audit Committee charter adopted by our Board of Directors. A copy of the Audit Committee charter is attached to this proxy statement as Appendix B and can also be found on ViaSat’s website at www.viasat.com under the “Investor Relations-Corporate Governance” section. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its written charter, are intended to be in accordance with the requirements for corporate audit committees under applicable Nasdaq Stock Market and SEC rules. Our Board of Directors reviews and assesses the adequacy of the Audit Committee’s written charter on an annual basis in light of applicable Nasdaq Stock Market and SEC rules. The Audit Committee has authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by management.
      Among other matters, the Audit Committee monitors the activities and performance of ViaSat’s external auditor, PricewaterhouseCoopers LLP, including the audit scope, external audit fees, auditor independence matters and the extent to which the external auditor may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace ViaSat’s external auditor. The Audit Committee held regular private sessions with PricewaterhouseCoopers LLP to discuss their audit plans, audit scope, and identification of audit risks. The Audit Committee engaged ViaSat’s external auditor, and approved auditor services and fees, including audit, audit related, and non audit fees. In accordance with Audit Committee policy and Section 10A of the Securities Exchange Act of 1934, the Audit Committee pre-approves all services to be provided by ViaSat’s external auditor. Pre-approval is required for audit services, audit-related services, tax services and other services. In some cases, the Audit Committee provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget. In other cases, the Chairman of the Audit Committee may have delegated authority from the Audit Committee to pre-approve additional services, and such pre-approval is later reported to the full Audit Committee. See “Accountant Fees” for more information regarding fees paid to PricewaterhouseCoopers LLP for services in fiscal years 2006 and 2005.
      Management is responsible for the preparation, presentation and integrity of ViaSat’s financial statements, accounting and financial reporting principles, establishing and maintaining a system of disclosure controls and procedures, establishing and maintaining a system of internal control over financial reporting, evaluating the effectiveness of disclosure controls and procedures, evaluating the effectiveness of internal control over financial reporting, evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting, and the procedures designed to facilitate compliance with accounting standards and applicable laws and regulations. ViaSat’s external auditor is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (1) management’s assessment of the effectiveness of internal control over financial reporting and (2) the effectiveness of internal control over financial reporting. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or ViaSat’s external auditor, nor can the Audit Committee certify that ViaSat’s external auditor is “independent” under applicable rules.
      The Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal year 2006 with management and ViaSat’s external auditor. Specifically, the Audit Committee reviewed with the external auditor, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements. In addition, ViaSat’s external auditor represented that its presentations included the matters required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and PCAOB Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.”
      ViaSat’s external auditor also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with ViaSat’s external auditor that firm’s independence.
      During the course of fiscal year 2006, management completed the documentation, testing and evaluation of ViaSat’s system of internal control over financial reporting as a result of the requirements set forth in Section 404 of the Sarbanes-Oxley Act and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates from management and ViaSat’s external auditor at its meetings. Once the documentation, testing and evaluation were completed, the Audit Committee reviewed and discussed with management its report on the effectiveness of ViaSat’s internal control over financial reporting containing management’s conclusion that ViaSat’s internal control over financial reporting was effective as of March 31, 2006 based on the applicable criteria. The Audit Committee also reviewed and discussed with ViaSat’s external auditor, (1) such firm’s attestation report related to its audit of management’s assessment of the effectiveness of internal control over financial reporting containing its opinion that our management’s assessment of the effectiveness of internal control over financial reporting was fairly stated, in all material respects, based on the applicable criteria and (2) its review and report on the effectiveness of ViaSat’s internal control over financial reporting and its opinion that ViaSat maintained, in all material respects, effective internal control over financial reporting as of March 31, 2006, based on the applicable criteria. The Audit Committee continues to oversee ViaSat’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal year 2007.
      In reliance on these reviews and discussions, the Audit Committee recommended to the Board of Directors that ViaSat’s audited financial statements be included in ViaSat’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006, and be filed with the SEC.
      This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that ViaSat specifically incorporates this information by reference, and shall not otherwise be deemed to be “soliciting material” or deemed “filed” under such Acts.

Respectfully submitted,

Robert W. Johnson
B. Allen Lay
Jeffrey M. Nash
Harvey P. White

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
      Our financial statements for the fiscal year ended March 31, 2006 have been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP has been engaged as ViaSat’s external auditor since 1992. The Audit Committee has appointed PricewaterhouseCoopers LLP as ViaSat’s external auditor for the fiscal year 2007. Representatives of PricewaterhouseCoopers LLP are expected to be available at the annual meeting to respond to appropriate questions and to make a statement if they desire to do so.
External Auditor Fees
      The following is a summary of the fees incurred by ViaSat from PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended March 31, 2006 and April 1, 2005:

Fee Category	Fiscal 2006 Fees	Fiscal 2005 Fees

Audit Fees	$1,280,750	$1,204,457
Audit Related Fees	—	40,156
Tax Fees	6,783	29,434
All Other Fees	1,500	7,018
Total Fees	$1,289,033	$1,281,065
      Audit Fees. Audit fees represent fees for audit work performed on ViaSat’s annual financial statements, its internal controls over financial reporting, management’s assessment of its internal control over financial reporting, and reviews of the quarterly financial statements included in the quarterly reports on Form 10-Q, as well as audit services that are normally provided in connection with ViaSat’s statutory and regulatory filings.
      Audit-Related Fees. Consist of fees incurred for assurance and related services that are reasonably related to the performance of the audit or review of ViaSat’s consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits and consultations concerning financial accounting and reporting standards.
      Tax Fees. Consist of fees incurred for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, and international tax planning.
      All Other Fees. Represent fees for subscription to PricewaterhouseCoopers LLP’s on-line research tool and human resources surveys.
Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of ViaSat’s External auditor
      The Audit Committee has established a policy that all audit and permissible non-audit services provided by ViaSat’s External auditor will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of ViaSat’s External auditor. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. ViaSat’s External auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the External auditor in accordance with this pre-approval, and the fees for the services performed to date. There are no exceptions to the policy of securing pre-approval of the Audit Committee for any service provided by ViaSat’s External auditor. Four percent of these services were approved by the Audit Committee of ViaSat under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X in fiscal year 2004. Prior to May 6, 2003, ViaSat was not subject to Rule 2-01(c)(7) of Regulation S-X.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      There were no material transactions, or series of similar transactions, since the beginning of our last fiscal year, or any currently proposed transactions, or series of similar transactions, to which we are a party, in which the amount involved exceeds $60,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Under Section 16(a) of the Exchange Act, directors, executive officers and beneficial owners of 10% or more of ViaSat’s common stock (Reporting Persons) are required to report to the SEC on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of ViaSat’s common stock. Based solely on ViaSat’s review of copies of such forms that ViaSat has received, or written representations from Reporting Persons, ViaSat believes that during the fiscal year ended March 31, 2006, all executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements, except that Mark Dankberg and Jeffrey Nash each filed one late Form 4 and Gregory Monahan filed two late Form 4’s.
STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
      Any proposal of a stockholder of ViaSat intended to be presented at the next annual meeting of stockholders must be received by our corporate secretary not later than April 29, 2007 to be considered for inclusion in our proxy statement and form of proxy relating to that meeting. Under our First Amended and Restated Bylaws, a stockholder who wishes to make a proposal at the 2007 Annual Meeting without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no earlier than June 6, 2007 and no later than July 6, 2007 unless the date of the 2007 annual meeting of stockholders is more than 30 days before or more than 60 days after the one-year anniversary of the 2006 annual meeting. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2007 Annual Meeting may exercise discretionary voting power regarding any such proposal.
OTHER MATTERS
      We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the annual meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All stockholders are urged to complete, sign and return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors

Mark D. Dankberg
Chairman of the Board and
Chief Executive Officer
Carlsbad, California
August 14, 2006

Appendix A
THE THIRD AMENDED AND RESTATED
1996 EQUITY PARTICIPATION PLAN
OF
VIASAT, INC.
      ViaSat, Inc., a Delaware corporation, adopted The 1996 Equity Participation Plan of ViaSat, Inc. (the “Plan”), effective October 24, 1996, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below). The following is an amendment and restatement of the Plan effective as of                     , 2006, as further amended.
      The purposes of this Plan are as follows:
      (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of ViaSat, Inc. (the “Company”) by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.
      (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.
ARTICLE I
DEFINITIONS
      1.1     General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.
      1.2     Award Limit. “Award Limit” shall mean Five Hundred Thousand (500,000) shares of Common Stock with respect to Options or Stock Appreciation Rights granted under the Plan and One Hundred Fifty Thousand (150,000) shares of Common Stock with respect to awards of Restricted Stock, Performance Awards, Dividend Equivalents, Deferred Stock, or Stock Payments granted under the Plan; provided, however, that in connection with an individual’s initial service as an Employee, such limit will be Three Hundred Thousand (300,000) shares of Common Stock with respect to awards of Restricted Stock, Performance Awards, Dividend Equivalents, Deferred Stock or Stock Payments granted under the Plan. Individual awards designated to be paid in cash shall not exceed $1,000,000.
      1.3     Board. “Board” shall mean the Board of Directors of the Company.
      1.4     Change in Control. “Change in Control” shall mean a change in ownership or control of the Company effected through either of the following transactions:

(a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept; or

(b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

      1.5     Code. “Code” shall mean the Internal Revenue Code of 1986, as amended.
      1.6     Committee. “Committee” shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 9.1.
      1.7     Common Stock. “Common Stock” shall mean the common stock of the Company, par value $0.0001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.
      1.8     Company. “Company” shall mean ViaSat, Inc., a Delaware corporation.
      1.9     Corporate Transaction. “Corporate Transaction” shall mean any of the following stockholder-approved transactions to which the Company is a party:

(a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

(b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

(c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.
      1.10     Deferred Stock. “Deferred Stock” shall mean Common Stock awarded under Article VII of this Plan.
      1.11     Director. “Director” shall mean a member of the Board.
      1.12     Dividend Equivalent. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.
      1.13     Employee. “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.
      1.14     Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
      1.15     Fair Market Value. “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading or quoted, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on such date, then on the next following date on which a trade occurs, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the closing price of a share of Common Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.”
      1.16     Grantee. “Grantee” shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.
      1.17     Incentive Stock Option. “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

      1.18     Independent Director. “Independent Director” shall mean a member of the Board who is not an Employee of the Company.
      1.19     Non-Qualified Stock Option. “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Committee.
      1.20     Option. “Option” shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.
      1.21     Optionee. “Optionee” shall mean an Employee, consultant or Independent Director granted an Option under this Plan.
      1.22     Performance Award. “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.
      1.23     Plan. “Plan” shall mean The 1996 Equity Participation Plan of ViaSat, Inc.
      1.24     QDRO. “QDRO” shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
      1.25     Restricted Stock. “Restricted Stock” shall mean Common Stock awarded under Article VI of this Plan.
      1.26     Restricted Stockholder. “Restricted Stockholder” shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.
      1.27     Rule 16b-3. “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.
      1.28     Stock Appreciation Right. “Stock Appreciation Right” shall mean a stock appreciation right granted under Article VIII of this Plan.
      1.29     Stock Payment. “Stock Payment” shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.
      1.30     Subsidiary. “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
      1.31     Termination of Consultancy. “Termination of Consultancy” shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.
      1.32     Termination of Directorship. “Termination of Directorship” shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.
      1.33     Termination of Employment. “Termination of Employment” shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.
ARTICLE II
SHARES SUBJECT TO PLAN
      2.1     Shares Subject to Plan.

(a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company’s Common Stock, par value $0.0001 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed Ten Million Six Hundred Thousand (10,600,000). The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

(b) Any shares subject to Options or Stock Appreciation Rights shall be counted against the numerical limit of Section 2.1(a) as one share for every share subject thereto. Any shares subject to awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, or Stock Payments with a per share purchase price lower than 100% of Fair Market Value on the date of grant will be counted against the numerical limit of Section 2.1(a) as two shares for every one share subject thereto. To the extent that a share that was subject to an award that counted as two shares against the Plan reserve pursuant to the preceding sentence is recycled back into the Plan under Section 2.2, the Plan will be credited with two shares.

(c) The maximum number of shares which may be subject to awards granted under the Plan to any individual in any fiscal year shall not exceed the applicable Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the Company stockholders approve an option exchange program whereby the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company’s Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

      2.2     Add-Back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.
ARTICLE III
GRANTING OF OPTIONS
      3.1     Eligibility. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).
      3.2     Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.
      3.3     Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.
      3.4     Granting of Options.

(a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

(i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

(iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award; provided, however, except as permitted under Section 10.3 of the Plan, no Option or Stock Appreciation Right shall, without stockholder approval, be (i) repriced, exchanged for an Option with a lower price or otherwise modified where the effect would be to reduce the exercise price of the Option; or (ii) exchanged for cash or an alternate award under the Plan.

(c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an “incentive stock option” under Section 422 of the Code.

(d) During the term of the Plan, each person who is an Independent Director as of the date of the consummation of the initial public offering of Common Stock automatically shall be granted (i) an Option to purchase Fifteen Thousand (15,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial public offering and (ii) an Option to purchase Ten Thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after such initial public offering at which directors are elected to the Board. During the term of the Plan, a person who is initially elected to the Board after the consummation of the initial public offering of Common Stock and who is an Independent Director at the time of such initial election automatically shall be granted (i) an Option to purchase Fifteen Thousand (15,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election and (ii) an Option to purchase Ten Thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after such initial election at which directors are elected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (ii) of the preceding sentence. All of the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

ARTICLE IV
TERMS OF OPTIONS
      4.1     Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
      4.2     Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted and in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof

(within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.
      4.3     Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that no Option shall have a term longer than six (6) years from the date the Option is granted and in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) the term may not exceed five (5) years from such date if the Incentive Stock Option is granted. Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.
      4.4     Option Vesting.

(a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, Options granted to Independent Directors shall become (i) exercisable in cumulative annual installments of 33 1/3% on each of the first, second and third anniversaries of the date of Option grant for grants made on the initial election of a Independent Director and (ii) fully exercisable on the one year anniversary of the date of Option grant for grants made on the date of each annual meeting after such initial election at which directors are elected to the Board, without variation or acceleration hereunder except as provided in Section 10.3(b). At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director) vests.

(b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

(c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.
      4.5     Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

ARTICLE V
EXERCISE OF OPTIONS
      5.1     Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.
      5.2     Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

(a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

(b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion, (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan or other extension of credit from the Company when or where such loan or other extension of credit is prohibited by law.
      5.3     Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.
      5.4     Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.
      5.5     Ownership and Transfer Restrictions. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.
      5.6     Limitations on Exercise of Options Granted to Independent Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of twelve (12) months from the date of the Optionee’s death;

(b) the expiration of twelve (12) months from the date of the Optionee’s Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

(c) the expiration of three (3) months from the date of the Optionee’s Termination of Directorship for any reason other than such Optionee’s death or his permanent and total disability, unless the Optionee dies within said three-month period; or

(d) The expiration of six (6) years from the date the Option was granted.
ARTICLE VI
AWARD OF RESTRICTED STOCK
      6.1     Award of Restricted Stock.

(a) The Committee may from time to time, in its absolute discretion:

(i) Select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

(b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.
      6.2     Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.
      6.3     Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.
      6.4     Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.
      6.5     Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and vesting restrictions based on duration of employment with the Company, Company performance and individual performance; provided, further, that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Notwithstanding the foregoing, except as permitted under Section 10.3 of the Plan, shares of Restricted Stock will vest no more rapidly than ratably over a three (3) year period from the date of grant, unless the Plan administrator determines that the Restricted Stock award is to vest upon the achievement of one or more performance objectives, in which case the period for measuring performance will be at least twelve (12) months. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder’s rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.
      6.6     Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy

without cause, or following a change in control of the Company or because of the Restricted Stockholder’s retirement, death or disability, or otherwise.
      6.7     Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.
      6.8     Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.
ARTICLE VII
PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
DEFERRED STOCK, STOCK PAYMENTS
      7.1     Performance Awards. Any key Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.
      7.2     Equivalents. Any key Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.
      7.3     Stock Payments. Any key Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.
      7.4     Deferred Stock. Any key Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.
      7.5     Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or

Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.
      7.6     Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.
      7.7     Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.
      7.8     Payment on Exercise. Payment of the amount determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.
      7.9     Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action of the Committee following such grant). Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.
ARTICLE VIII
STOCK APPRECIATION RIGHTS
      8.1     Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company; provided, however, that no Stock Appreciation Right shall have a term longer than six (6) years from the date the Stock Appreciation Right is granted. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

      8.2     Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.
      8.3     Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee; provided, however, that such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the ISAR is granted. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.

(b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.
      8.4     Payment and Limitations on Exercise.

(a) Payment of the amount determined under Sections 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

(b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee.
      8.5     Consideration. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Stock Appreciation Right is granted (or such shorter period as may be fixed in the Stock Appreciation Right Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.
ARTICLE IX
ADMINISTRATION
      9.1     Compensation Committee. Prior to the Company’s initial registration of Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board. Following such registration, the Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.
      9.2     Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees (162(m) covered individuals), or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section shall serve in such capacity at the pleasure of the Committee.
      9.3     Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.
      9.4     Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock

Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.
ARTICLE X
MISCELLANEOUS PROVISIONS
      10.1     Not Transferable. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.
      During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee’s or Grantee’s will or under the then applicable laws of descent and distribution.
      10.2     Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, or the rules and regulations of any stock exchange or national market system on which the Common Stock is then listed. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

(a) The expiration of ten years from the date the Plan is adopted by the Board; or

(b) The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 10.4.
      10.3     Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) Subject to Section 10.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee’s sole discretion (or in the case of Options granted to Independent Directors, the Board’s sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

(iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

(b) Subject to Sections 10.3(b)(vii) and 10.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee’s request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee’s rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

(ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

(iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

(iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event; and

(vii) None of the foregoing discretionary actions taken under this Section 10.3(b) shall be permitted with respect to Options granted under Section 3.4(d) to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 10.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 10.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

(c) Subject to Sections 10.3(d) and 10.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d) With respect to Incentive Stock Options and Options and Stock Appreciation Rights intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.
      10.4     Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.
      10.5     Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the minimum amounts required to be withheld.
      10.6     Loans. The Committee may, in its discretion, and to the extent permitted by law extend one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee. No loans will be made to key Employees if such loans would be prohibited by Section 402 of the Sarbanes-Oxley Act of 2002.
      10.7     Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).
      10.8     Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.
      10.9     Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.
      10.10     Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
      10.11     Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.
      10.12     Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.
      10.13     Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

Appendix B
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
of the Audit Committee of ViaSat, Inc.
      This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of ViaSat, Inc. (the “Company”) on July 23, 2003.

I.	Purpose
      The purpose of the Audit Committee (the “Committee”) is: (1) to assist the Board with its oversight responsibilities regarding (i) the integrity of the Company’s financial reporting process, system of internal controls, and financial statements and reports, and (ii) the Company’s compliance with finance-related legal and regulatory requirements; and (2) to be directly responsible for the appointment, compensation and oversight of the Company’s independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.
      In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.
      The Committee’s responsibility is limited to oversight. Although the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations. These are the responsibilities of management and the independent auditor.
      Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.	Membership
      The Committee shall consist of at least three members of the Board. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. At least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the SEC. In addition, each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
      The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III.	Meetings and Procedures
      The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.
      The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management and the independent auditor.
      All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.
      The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.
      The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.	Powers and Responsibilities

Interaction with the Independent Auditor
      1.     Appointment and Oversight. The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.
      2.     Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.
      3.     Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i) The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii) The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(iii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iv) The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

(v) The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit
      4.     Meetings with Management and the Independent Auditor.

(i) The Committee shall meet with management and the independent auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii) The Committee shall review and discuss with management and the independent auditor: (a) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii) The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
      5.     Separate Meetings with the Independent Auditor.

(i) The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (a) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (b) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (c) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

(ii) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (a) all accounting policies and practices to be used that the independent auditor identifies as critical; (b) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

(iii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

      6.     Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements
      7.     Meetings with Management and the Independent Auditor. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Other Powers and Responsibilities
      8.     The Committee shall discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.
      9.     The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.
      10.     The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.
      11.     The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.
      12.     The Committee shall request assurances from management and the independent auditor that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

      13.     The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.
      14.     The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.
      15.     The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.
      16.     The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.
      17.     The Committee, through its Chair, shall report regularly to, and review with, the Board any issues arising with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.
      18.     The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.
      19.     The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

6155 El Camino Real
Carlsbad, California 92009
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 4, 2006
     The undersigned stockholder(s) of VIASAT, INC. hereby constitutes and appoints Mark D. Dankberg and Gregory D. Monahan, and each of them, attorneys and proxies of the undersigned, each with power of substitution, to attend, vote and act for the undersigned at the annual meeting of stockholders of ViaSat to be held on October 4, 2006, and at any adjournment or postponement of the meeting, according to the number of shares of common stock of ViaSat that the undersigned may be entitled to vote, and with all powers that the undersigned would possess if personally present, as follows:
     THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR THE APPROVAL OF THE AMENDMENT TO THE EQUITY PLAN SET FORTH IN PROPOSAL 2, EACH AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.
(continued on reverse side)
-FOLD AND DETACH HERE -
VIASAT, INC.
PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.
PROPOSAL 1: Election of directors:

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below
•	Dr. Robert Johnson

•	John P. Stenbit
     (INSTRUCTION: To vote for all nominees listed above, mark the “FOR” box; to withhold authority for all nominees listed above, mark the “WITHHOLD AUTHORITY” box; and to withhold authority to vote for any individual nominee listed above, mark the “FOR” box and write the nominee’s name in the space provided below.)
     PROPOSAL 2: Approval of Third Amended and Restated Equity Participation Plan of ViaSat, Inc. as described in the accompanying proxy statement:

☐ FOR	☐ WITHHOLD	☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.
The undersigned revokes any prior proxy at the meeting and ratifies all that said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Stockholders and proxy statement is hereby acknowledged.
Dated:                                          , 2006
     (Signature(s) of Stockholders)
Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign; when signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized partner.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIASAT, INC. PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED. THANK YOU.